UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

CHINA WIND ENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-141271	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.2 Haibin Road, Binxi Developing Area
Heilongjiang Province, People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 451 87009618

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 26, 2008 China Wind Energy Inc. (the “Company”), closed an acquisition of Harbin Sanye Wind Energy Technology Co., Ltd. a corporation organized and existing under the laws of the People’s Republic of China (“Sanye”). Yichien Yeh, CPA was the independent registered public accountant for Sanye and Malone & Bailey, PA was the registered public accountant for the Company. On August 21, 2008 the Company decided to retain Yichien Yeh, CPA as the Company’s sole registered public accountant and dismiss Malone & Bailey, PA.

(a)	Previous independent registered public accounting firm

	(i)	On August 21, 2008, China Wind Energy Inc. (the “Company”) formally informed Malone & Bailey, PC of their dismissal as the Company’s independent registered public accounting firm.

	(ii)	The reports of Malone & Bailey, PC on the Company’s consolidated financial statements as of and for the period ended October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

	(iv)	During the period from November 27, 2006 (inception of Company) and through August 21, 2088, there have been no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone & Bailey, PC would have caused it to make reference thereto in connection with its report on the financial statements for such years.

	(v)	The Company has requested that Malone & Bailey, PC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. We have not yet received such letter back from Malone & Bailey, PC. Once we receive the letter, we will amend this Form 8-K, and file a copy of the letter as an exhibit.

(b)	New independent registered public accounting firm

On August 21, 2008, the Company decided to retain Yichien Yeh, CPA as the sole principal independent registered accountant for the Company and all of its subsidiaries. Yichien Yeh, CPA has been Sanye’s independent registered accountant. The Company had consulted Yichien Yeh, CPA regarding the acquisition of Sanye which closed on May 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2008	CHINA WIND ENERGY INC.

By: /s/ Shouquan Sun
Shouquan Sun
President, Chief Executive Officer, Chief Financial Officer,
Chief Accounting Officer, Director, Secretary, Treasurer